--------------------------------------------------------------------------------
                                                     WEITZ PARTNERS, INC.

                              PARTNERS VALUE FUND

                                  SEMI-ANNUAL

                                     REPORT

                                 JUNE 30, 1997

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161

                                402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended June 30, 1997, calculated in accordance with SEC standardized formulas.

PERIOD ENDED DECEMBER 31,                     PARTNERS II      S&P 500
------------------------------------------  ---------------  -----------
1983 (7 Mos.)                                       9.9%           4.2%
1984                                               14.5            6.3
1985                                               40.7           31.7
1986                                               11.1           18.7
1987                                                4.3            5.3
1988                                               14.9           16.5
1989                                               20.3           31.6
1990                                               -6.3           -3.1
1991                                               28.1           30.2
1992                                               15.1            7.6
1993                                               23.0           10.1


                                            PARTNERS VALUE
                                            ---------------
1994                                               -9.0            1.3
1995                                               38.7           37.5
1996                                               19.2           22.9
1997 (6 Mos.)                                      16.5           20.6

Cumulative                                        744.1          762.0

Average Annual Compound Growth
  (Since inception June 1, 1983)                   16.3           16.5

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended June 30, 1997, was 26.2%, 18.8% and 14.6%, respectively. These returns assume redemption at the end of each period. Average annual total returns for the Predecessor Partnership and the Fund are calculated in accordance with SEC standardized formulas.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       JUNE 30, 1997 - SEMI-ANNUAL REPORT

                                                                    July 1, 1997

Dear Fellow Shareholder:

      The second quarter of 1997 was a good one for Partners Value. Our total return (income plus appreciation, after deducting expenses) was +14.5%. This brings our gain for the first half of the year to +16.5%. Stocks in general have been strong so far this year (S&P 500 +20.6%, NASDAQ Composite +11.9%, Russell 2000 +10.2%), and positive developments in the cable TV and cellular industries were particularly helpful to us.

      For a longer-term perspective on performance, the table on page 2 shows annual total returns (after all expenses) since inception in 1983.

COMMENTARY

      A highlight of the quarter was the market's renewed interest in cellular and cable company stocks. Two cellular companies received takeover bids during the quarter, one of which was our CommNet Cellular. Aside from causing CommNet to rise from about $25 to over $34, the fact that rational, sophisticated buyers were willing to pay significant premiums to market prices focused attention on other cellular stocks which were selling far below their business values. As a result, our other cellular stocks moved up.

      In the cable arena, business continued to be strong for our companies, as it has been for most of the past five years. However, what drew attention (and buyers) to the cable stocks were a series of corporate events which demonstrated the value of cable company assets:

    - Microsoft invested $1 billion in Comcast stock. Microsoft wants to be in the middle of the convergence of computers and television, and Comcast has major interests in cable television, cable modems, cable and internet shopping (QVC), and cable and cellular telephony. The details of their collaboration have not been disclosed, but if Microsoft is to profit from the venture, it will be through appreciation of Comcast stock.

    - Rupert Murdoch's News Corp. dropped out of a joint venture with EchoStar that would have created a new direct broadcast satellite (DBS) competitor to the cable industry. Instead, News joined forces with PrimeStar, the cable industry's own DBS company. This greatly strengthens PrimeStar, which is owned by several of our cable companies, and eliminates a DBS competitor.

    - Telecommunications, Inc. (TCI) has announced joint ventures with other cable companies which will allow TCI to decrease its debt and future capital expenditure needs and to acquire interests in some very valuable programming properties.

    - US West Media Group (UMG) continued to divest non-cable assets and strengthen its balance sheet. Sales of its cellular and directory businesses will leave UMG with a cable business worth roughly $30 per share and marketable securities and other assets worth about $5 per share. The stock moved up about 9.5% during the quarter, but still sells at just over half of its estimated private market value.

      These events were not earthshaking, but they seemed to give Wall Street analysts (some of whom have been closet cable fans) the courage to recommend the stocks. We have a long way to go before cable stocks are POPULAR, but this is a start.

      Most of our other companies have reported good news this year, too, but there is no escaping the fact that there has been a very strong stock market tailwind. I am pleased with the performance of our fund, but there is an old Wall Street adage which reminds us not to mistake a bull market for brains. Inflated returns have made investors feel smart and complacent. Simplistic investment approaches have begun to seem foolproof (e.g. "if you like the product, buy the stock" and "stocks are always the best investment, so buy 'the market,' i.e. an index fund"). I am optimistic about our companies and their long-term prospects, but it would not be surprising to see more sharp corrections like the one we experienced in March-April.

INDEX FUNDS

      Speaking of index funds, our portfolio was recently the beneficiary of the current indexing craze. Countrywide Credit was added to the S&P 500 to replace a stock that had been taken over. As a result, managers of the hundreds of billions of dollars of index funds suddenly HAD to buy Countrywide stock. The price did not matter. They had to own the requisite number of shares to make their portfolios match the (new) S&P 500. As a result, the price of Countrywide jumped from $27 to $34 1/2 in a week, a gain of 28%. The value of Countrywide's business did not change that week, but investment professionals bought tens of millions of dollars worth of the stock because it was put on a list.

      I think this illustrates one of the risks of index fund investing. If the stocks in an index are reasonably priced, it makes sense to buy an efficiently-managed fund of those stocks. However, if the popularity of the CONCEPT of indexing draws excessive amounts of capital out of non-index stocks and into a small, arbitrarily selected group of stocks, the inevitable result will be over-valuation of the index stocks and relative under-valuation of the others. As a value investor, I continue to try to sell the expensive stocks and buy the bargains, even though that means going against the current investment fashion.

1997 SHAREHOLDERS' MEETING

      On June 2, about 150 clients attended our shareholders' meeting. All of the proposals regarding directors, auditors, by-laws and investment policies were approved. After the official business portion of the meeting, Rick Lawson, Tom Carney, and I answered investment questions for about an hour. We also announced that we would offer a series of informal "classes" for interested shareholders on "mutual fund basics," "how we pick stocks," and "planning for retirement." The initial response was good, and we have already held the first two sessions. If you are interested in finding out more about future classes, please call Mary Bickels.

      The shareholder meeting is a good chance to get together, meet the staff and your fellow shareholders, and talk about investments. I hope you will be able to join us next year.

                                                      Best regards,

                                                      /s/ Wallace R. Weitz
                                                      --------------------
                                                      Wallace R. Weitz
                                                      President, Portfolio
                                                      Manager

SHAREHOLDER VOTE

On June 2, 1997, a special meeting of the shareholders of Weitz Partners, Inc.-Partners Value Fund was held at which the following proposals were approved by the shareholders:

PROPOSAL 1: TO ELECT SIX MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND.

                                            FOR      AGAINST/WITHHELD   ABSTAIN/BROKER NON-VOTES
                                        -----------  -----------------  -------------------------
Wallace R. Weitz......................    5,850,674         25,510                 55,002
John W. Hancock.......................    5,850,674         25,510                 55,002
Richard D. Holland....................    5,850,674         25,510                 55,002
Thomas R. Pansing Jr..................    5,850,674         25,510                 55,002
Delmer L. Toebben.....................    5,850,674         25,510                 55,002
Lorraine Chang........................    5,850,674         25,510                 55,002

PROPOSAL 2: TO RATIFY THE SELECTION OF MCGLADREY & PULLEN, LLP, AS INDEPENDENT AUDITORS FOR THE FUND.

                                            FOR      AGAINST/WITHHELD   ABSTAIN/BROKER NON-VOTES
                                        -----------  -----------------  -------------------------
                                          5,864,108         12,255                 54,824

PROPOSAL 3: TO AMEND THE BYLAWS OF THE FUND TO CONFORM THE REQUIREMENTS THEREIN RELATING TO ELECTION OF THE BOARD OF DIRECTORS BY THE SHAREHOLDERS TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940.

                                            FOR      AGAINST/WITHHELD   ABSTAIN/BROKER NON-VOTES
                                        -----------  -----------------  ------------------------
                                          5,725,525         24,341                181,321

PROPOSAL 4: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS TO ELIMINATE THE RESTRICTION WHICH PROHIBITS THE PORTFOLIO'S USE OF CERTAIN INVESTMENT TECHNIQUES SUCH AS SHORT SALES AND PUT AND CALL OPTIONS.

                                            FOR      AGAINST/WITHHELD  ABSTAIN/BROKER NON-VOTES
                                        -----------  ----------------  ------------------------
                                          5,624,027        153,335               153,825

PROPOSAL 5: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS TO ELIMINATE THE RESTRICTION RELATING TO INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES.

                                            FOR      AGAINST/WITHHELD   ABSTAIN/BROKER NON-VOTES
                                        -----------  -----------------  -------------------------
                                          5,786,347         55,048                 89,792

                            SCHEDULE OF INVESTMENTS

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 90.5%
              BANKING -- 5.0%
      75,000  Bank Plus Corp.*                                                   $    738,747      $    815,625
      30,000  Poughkeepsie Savings Bank                                               148,125           219,375
      30,000  R&G Financial Corp. CL B                                                633,750           780,000
      14,000  Wells Fargo & Co.                                                     2,243,662         3,773,000
                                                                                 ------------      ------------
                                                                                    3,764,284         5,588,000
                                                                                 ------------      ------------
              CABLE TELEVISION -- 23.9%
      88,000  Adelphia Communications Corp. CL A*                                     741,762           627,000
     315,000  Century Communications Corp. CL A*                                    1,836,761         1,693,125
     285,000  Comcast Corp. Special CL A                                            4,084,525         6,091,875
      20,000  Comcast UK Cable Partners Limited CL A*                                 250,714           240,000
      45,000  TCI Satellite Entertainment CL A*                                       518,911           354,375
     342,000  Tele-Communications, Inc. CL A*                                       4,613,170         5,087,250
     255,000  Tele-Communications Liberty Media CL A*                               4,208,193         6,056,250
      20,000  Time Warner, Inc.                                                       411,635           965,000
     268,000  U.S. West Media Group*                                                4,886,218         5,427,000
                                                                                 ------------      ------------
                                                                                   21,551,889        26,541,875
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 4.2%
      50,000  American Classic Voyages Co.*                                           489,375           537,500
       6,650  Lady Baltimore Foods, Inc.                                              212,725           329,175
     110,000  Protection One, Inc.*                                                   936,773         1,485,000
      65,000  Seafield Capital Corp.                                                2,405,786         2,323,750
                                                                                 ------------      ------------
                                                                                    4,044,659         4,675,425
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 5.5%
      60,000  Federal Home Loan Mortgage Corp.                                        170,785         2,062,500
      50,000  Federal National Mortgage Association                                   951,913         2,181,250
      15,000  Student Loan Marketing Association                                      519,965         1,905,000
                                                                                 ------------      ------------
                                                                                    1,642,663         6,148,750
                                                                                 ------------      ------------
              FINANCIAL SERVICES -- 8.5%
      45,000  American Express, Co.                                                 1,347,134         3,352,500
          70  Berkshire Hathaway, Inc.*                                                91,818         3,304,000
      40,000  Capital One Financial Corp.                                             926,068         1,510,000
      10,000  Imperial Credit Industries, Inc.*                                       137,500           205,625
      20,000  PS Group, Inc.*                                                         181,200           257,500
      15,000  Salomon, Inc.                                                           558,070           834,375
                                                                                 ------------      ------------
                                                                                    3,241,790         9,464,000
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              INFORMATION AND DATA PROCESSING -- 2.4%
      48,000  BRC Holdings, Inc.*                                                $    626,796      $  1,824,000
     175,000  Intelligent Systems Corp.*                                              164,183           864,063
                                                                                 ------------      ------------
                                                                                      790,979         2,688,063
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 5.9%
     100,000  Countrywide Credit Industries, Inc.                                   1,546,954         3,118,750
      50,000  Long Beach Financial Corp.*                                             325,000           437,500
      10,000  New Century Financial Corp.*                                            110,000           145,000
     144,450  Resource Bancshares Mtg. Grp., Inc.                                   1,550,365         2,852,887
                                                                                 ------------      ------------
                                                                                    3,532,319         6,554,137
                                                                                 ------------      ------------
              PUBLISHING AND BROADCASTING -- 5.1%
       3,000  Chris-Craft Industries, Inc.*                                           122,481           144,750
      23,000  Daily Journal Corp.*                                                    231,501           730,250
     145,000  Katz Media Group, Inc.*                                               1,374,433           951,563
     125,000  Valassis Communications, Inc.*                                        1,785,240         3,000,000
      10,000  Walt Disney Co.                                                         549,374           802,500
                                                                                 ------------      ------------
                                                                                    4,063,029         5,629,063
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 7.4%
      90,000  Catellus Development Corp.*                                             524,400         1,631,250
      30,000  Forest City Enterprises, Inc. CL A                                      671,825         1,434,375
     170,000  NHP, Inc.*                                                            2,482,685         3,825,000
     115,000  Presley Companies CL A*                                                 165,313           186,875
      15,000  SLH Corp.*                                                              287,250         1,155,000
                                                                                 ------------      ------------
                                                                                    4,131,473         8,232,500
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 8.9%
      14,000  Innkeepers USA Trust                                                    150,669           210,000
      65,000  NovaStar Financial, Inc.**                                              975,000           975,000
     186,627  Redwood Trust, Inc.                                                   3,646,047         8,724,812
                                                                                 ------------      ------------
                                                                                    4,771,716         9,909,812
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 13.6%
     241,300  360 Communications Co.*                                               4,960,098         4,132,263
      80,000  Airtouch Communications, Inc.*                                        2,232,273         2,190,000
     260,000  Centennial Cellular Corp. CL A*                                       3,653,156         4,127,500
      33,500  CommNet Cellular, Inc.*                                                 907,488         1,164,125
     116,000  Corecomm, Inc.*                                                       2,892,745         2,001,000
      40,000  Telephone and Data Systems, Inc.                                      1,455,575         1,520,000
                                                                                 ------------      ------------
                                                                                   16,101,335        15,134,888
                                                                                 ------------      ------------
              OTHER -- 0.1%
       8,300  ONI International, Inc.*                                                 70,100             2,075
                                                                                 ------------      ------------
              Total Common Stocks                                                  67,706,236       100,568,588
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

     FACE
    AMOUNT                                                                           COST             VALUE
  ----------                                                                     ------------      ------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 4.9%
  $2,000,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                            $  2,000,000      $  2,005,000
   1,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                                1,006,189         1,001,562
   2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                 2,503,310         2,458,594
                                                                                 ------------      ------------
              Total U.S. Government and Agency Securities                           5,509,499         5,465,156
                                                                                 ------------      ------------
              SHORT-TERM SECURITIES -- 4.2%
   1,675,697  Norwest U.S. Government Money Market Fund                             1,675,697         1,675,697
   1,950,000  U.S. Treasury Bill 8/21/97                                            1,935,430         1,935,720
   1,000,000  Federal Home Loan Bank Discount Note 9/10/97                            989,251           988,800
                                                                                 ------------      ------------
                                                                                    4,600,378         4,600,217
                                                                                 ------------      ------------
              Total Investments in Securities                                    $ 77,816,113       110,633,961
                                                                                 ------------      ------------
                                                                                 ------------
              Other Assets Less Liabilities -- 0.4%                                                     468,576
                                                                                                   ------------
                      Total Net Assets -- 100%                                                     $111,102,537
                                                                                                   ------------
                                                                                                   ------------
                      Net Asset Value Per Share                                                    $     12.807
                                                                                                   ------------
                                                                                                   ------------

*Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $77,816,113)                          $110,633,961
    Accrued interest and dividends receivable                                          214,126
    Receivable for securities sold                                                     453,057
    Other assets                                                                        10,495
    Prepaid expenses                                                                     2,263
                                                                                  ------------
            Total assets                                                           111,313,902
                                                                                  ------------

Liabilities:
    Due to adviser                                                                     101,365
    Payable for securities purchased                                                   110,000
                                                                                  ------------
            Total liabilities                                                          211,365
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $111,102,537
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                              87
    Additional paid-in capital                                                      72,128,850
    Accumulated undistributed net investment income                                    451,188
    Accumulated undistributed net realized gains                                     5,704,564
    Net unrealized appreciation of investments (note 5)                             32,817,848
                                                                                  ------------
            Total representing net assets applicable
             to shares outstanding                                                $111,102,537
                                                                                  ------------
                                                                                  ------------

Net asset value per share of outstanding capital stock
 (8,675,311 shares outstanding)                                                   $     12.807
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

Investment income:
    Dividends                                                                     $   724,234
    Interest                                                                          346,737
                                                                                  -----------
        Total investment income                                                     1,070,971
                                                                                  -----------

Expenses (note 3):
    Investment advisory fee                                                           505,657
    Administrative fee                                                                 58,896
    Directors fees                                                                      3,400
    Other expenses                                                                     51,830
                                                                                  -----------
            Total expenses                                                            619,783
                                                                                  -----------

        Net investment income                                                         451,188
                                                                                  -----------

Realized and unrealized gain on investments:
    Realized gain on investments                                                    5,826,328
    Net unrealized appreciation of investments                                      9,563,496
                                                                                  -----------
            Net realized and unrealized gain on investments                        15,389,824
                                                                                  -----------

            Net increase in net assets resulting from operations                  $15,841,012
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 1997     YEAR ENDED
                                                                                     (UNAUDITED)     DEC. 31, 1996
                                                                                  -----------------  -------------
Increase in net assets:
    From operations:
        Net investment income                                                      $       451,188   $     439,636
        Net realized gain                                                                5,826,328       8,613,668
        Unrealized appreciation                                                          9,563,496       6,036,893
                                                                                  -----------------  -------------
            Net increase in net assets resulting from operations                        15,841,012      15,090,197
                                                                                  -----------------  -------------

    Distributions to shareholders from:
        Net investment income                                                                   --        (476,435)
        Net realized gains                                                              (4,460,935)     (6,116,607)
                                                                                  -----------------  -------------
            Total distributions                                                         (4,460,935)     (6,593,042)
                                                                                  -----------------  -------------

    Capital share transactions (note 4):
        Proceeds from sales                                                              5,027,415      13,203,924
        Payments for redemptions                                                        (3,719,845)     (5,655,658)
        Reinvestment of distributions                                                    3,568,479       5,020,102
                                                                                  -----------------  -------------
            Total increase from capital share transactions                               4,876,049      12,568,368
                                                                                  -----------------  -------------
            Total increase in net assets                                                16,256,126      21,065,523
                                                                                  -----------------  -------------

Net assets:

    Beginning of period                                                                 94,846,411      73,780,888
                                                                                  -----------------  -------------

    End of period                                                                  $   111,102,537   $  94,846,411
                                                                                  -----------------  -------------
                                                                                  -----------------  -------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                                                         SIX MONTHS
                                                                           ENDED
                                                                          JUNE 30,       YEAR ENDED DECEMBER 31,
                                                                            1997        -------------------------
                                                                        (UNAUDITED)      1996     1995     1994*
                                                                        ------------    -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD:                                    $   11.524     $10.384  $ 8.275  $10.000
                                                                        ------------    -------  -------  -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                       0.052       0.057    0.084    0.057
  Net gains or losses on securities (realized and unrealized)                 1.762       1.933    3.108   (0.964)
                                                                        ------------    -------  -------  -------
  Total from investment operations                                            1.814       1.990    3.192   (0.907)
                                                                        ------------    -------  -------  -------

LESS DISTRIBUTIONS:
  Dividends from net investment income                                           --      (0.061)  (0.237)      --
  Distributions from realized gains                                          (0.531)     (0.789)  (0.846)  (0.818)
                                                                        ------------    -------  -------  -------
  Total distributions                                                        (0.531)     (0.850)  (1.083)  (0.818)
                                                                        ------------    -------  -------  -------

NET ASSET VALUE, END OF PERIOD                                           $   12.807     $11.524  $10.384  $ 8.275
                                                                        ------------    -------  -------  -------
                                                                        ------------    -------  -------  -------

TOTAL RETURN                                                                  16.5%++     19.2%    38.7%    -9.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)                                            111,103      94,846   73,781   51,287

Ratio of expenses to average net assets                                       1.23%**     1.23%    1.27%    1.29%

Ratio of net investment income to average net assets                          0.89%**     0.51%    0.82%    0.67%

Portfolio turnover rate                                                         18%         37%      51%      33%

Average commission rate paid (per share)+                                $   0.0504     $0.0495

+ Required by regulations issued in 1995.
++ Not annualized
* Fund commenced public offering of shares on January 1, 1994.
** Annualized

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund.

    The Fund commenced operations on October 12, 1993. Under an Agreement and Plan of Exchange (the "Plan"), the Company acquired net assets of $49,762,545 from Weitz Partners -- II Limited Partnership (the "Partnership") as of the close of business on December 31, 1993, which included securities with unrealized appreciation of $14,587,514. In exchange for the partners' interest in the net assets of the Partnership, the Company issued shares of the Fund in a transaction that qualified as a tax-free exchange. The Fund was publicly offered effective January 1, 1994.

    The Fund's investment objective is capital appreciation. The Fund intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (A)VALUATION OF INVESTMENTS

       Investments are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last quoted sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six months ended June 30, 1997, such options are authorized.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (B)FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    (C)SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (D)DIVIDEND POLICY

       The Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (E)USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Company and Fund have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended June 30, 1997.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the six months ended June 30, 1997, the fee was calculated at an average annual rate of .12% of the Fund's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Company shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. Fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated Partners Value Fund. At June 30, 1997, 8,675,311 shares are outstanding. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                                        SIX MONTHS ENDED    YEAR ENDED
                                                                          JUNE 30, 1997    DECEMBER 31,
                                                                           (UNAUDITED)         1996
                                                                        -----------------  -------------
Transactions in shares:
  Shares issued.......................................................         432,061        1,195,364
  Shares redeemed.....................................................        (314,277)        (504,774)
  Reinvested dividends................................................         326,905          435,093
                                                                              --------     -------------
    Net increase......................................................         444,689        1,125,683
                                                                              --------     -------------
                                                                              --------     -------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $17,537,115 and $18,538,646, respectively. The cost of investments for Federal income tax purposes is $77,937,880. At June 30, 1997, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $36,170,114 and $3,474,034 respectively.

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
--------------------------------------------------------------------------------
      WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.